UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number

817-00879

THE MEXICO FUND, INC.

(Exact name of registrant as specified in charter)

1775 I STREET, N.W.,

WASHINGTON, DC 20006-2401

(Address of principal executive offices) (Zip code)

José Luis Gómez Pimienta

77 ARISTOTELES STREET, 3RD FLOOR

POLANCO D.F. 11560 MEXICO

(Name and address of agent for service)

Copies to: Sander M. Bieber

Dechert LLP

1775 I STREET, N.W.,

WASHINGTON, DC 20006-2401

Registrant’s telephone number, including area code:             202-261-3300

Date of fiscal year end: October 31

Date of reporting period: October 31

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

A copy of the Registrant’s annual report to stockholders for the period ending October 31, 2003 transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is provided below.

The Mexico Fund, Inc.

Directors:

Juan Gallardo T. — Chairman

Philip Caldwell

José Luis Gómez Pimienta

Claudio X. González

Robert L. Knauss

Jaime Serra Puche

Emilio Carrillo Gamboa

Officers:

José Luis Gómez Pimienta — President

Samuel García-Cuéllar — Secretary

Alberto Osorio — Treasurer

Carlos H. Woodworth — Corporate Governance

Vice President

Eduardo Solano — Investor Relations

Vice President

Allan S. Mostoff — Assistant Secretary

Sander M. Bieber — Assistant Secretary

Investment Adviser —

Impulsora del Fondo México, S.A. de C.V.

Custodian —

BBVA Bancomer, S.A.

Comerica Bank

Transfer Agent and Registrar —

American Stock Transfer & Trust Company

Counsel —

Dechert LLP

Creel, García-Cuéllar y Müggenburg, S.C.

Independent Auditors —

PricewaterhouseCoopers LLP

This report, including the financial statements herein, is transmitted to shareholders of The Mexico Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report.

The Mexico

Fund, Inc.

Annual Report

October 31, 2003

www.themexicofund.com

The Mexico Fund, Inc.

Annual Report

October 31, 2003

Highlights

•	The Fund’s fiscal year 2003 ended October 31, 2003.

•	During this fiscal year, the Fund’s total return based on market price and net asset value (NAV) per share was 22.50% and 26.6%, respectively, while the IFCG Mexico and IPC indices increased 25.2% and 24.2%, respectively.

•	At the end of October 2003, the discount between the Fund’s market price and NAV per share was 11.5%.

•	The Fund’s Board of Directors has declared a cash dividend of $0.306 per share, payable on January 15, 2004, to shareholders of record on December 15, 2003.

•	The Mexican economy continues to show signs of weakness. Gross domestic product (GDP) increased 0.4% during the third quarter of 2003 compared with the same period of 2002.

•	The Fund will conduct its fifth in-kind periodic repurchase offer from December 19, 2003 to January 13, 2004, offering to repurchase up to 5% of outstanding shares. Participation in the Fund’s in-kind periodic repurchase offers is not mandatory. The repurchase offers are not part of a plan to liquidate the Fund and its shares continue to be traded on the New York Stock Exchange (NYSE) during these periods.

The Mexico Fund, Inc. is a non-diversified closed-end management investment company with the investment objective of long-term capital appreciation through investments in securities, primarily equity, listed on the Mexican Stock Exchange. The Fund provides a vehicle to investors who wish to invest in Mexican companies through a managed non-diversified portfolio as part of their overall investment program.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

The Mexico Fund, Inc.

To Our Stockholders:

We are pleased to present to you the Fund’s 2003 Annual Report. During this fiscal year, your Fund continued implementation of an investment strategy focusing on attractive and growth-oriented small- and mid-capitalization companies, which resulted in positive returns for our stockholders. In this report, we summarize the period’s prevailing economic and market conditions in Mexico and outline the Fund’s investment strategy and resulting performance. We hope you find this report to be useful and informative.

Economic Environment

According to official sources, the Mexican economy continues showing signs of weakness. Mexico’s gross domestic product (GDP) increased 0.4% during the third quarter of 2003 compared with the same period of 2002. During the third quarter of 2003, the sectors of the economy that reported the highest rates of growth were: financial, up 4.2%; mining, up 3.3%; construction, up 3.1%; transportation, up 2.7%; and the primary sector, composed of agriculture, fishery and livestock, up 1.9%. In contrast, during the same period, the manufacturing industry declined 3.6%, and personal services declined 0.4%. The Mexican authorities estimate that the GDP will increase 1.5% during 2003 and 3.1% during 2004.

Although U.S. GDP in the third quarter reached its highest rate since 1984, Mexico did not benefit from the U.S. growth which was largely produced by consumption instead of manufacturing activity conducive to the Mexican economy. Economists surveyed by Mexico’s Central Bank estimate that Mexico’s GDP will grow 1.2% during 2003 and 3.3% during 2004.

In 2003, the Mexican peso weakened, performing in a volatile way, similar to the fluctuations of the dollar against the euro. The exchange rate of the peso against the U.S. dollar ended October 2003 at Ps. 11.05, 8.1% lower than at the end of fiscal 2002. This depreciation of the peso occurred despite a significant amount of money transfers from Mexicans living abroad, which reached $9.94 billion during the first nine months of 2003, the highest level ever registered. Official figures also indicate that international reserves at Mexico’s Central Bank have reached historical maximum levels and amounted to $53.65 billion at the end of October 2003. However, Mexico’s Central Bank has been implementing a mechanism to slow the rate of growth of its international reserves, producing an additional supply of U.S. dollars in the domestic currency market.

During this fiscal year, Mexican interest rates declined to historical minimum levels. The yield of 28-day Cetes (treasury bills) ended October 2003 at 4.9%, compared with 7.7% at the end of fiscal 2002. Another historically significant event was the first placement in Mexico’s history of Ps. 1 billion of 20-year government bonds at a fixed interest rate of 8.39%. This placement was oversubscribed by 3.5 times its offered amount and subsequent regular placements of this instrument are scheduled. Mexico already offers 10-year, fixed-rate, government bonds, which at the end of October paid a yield of around 8.2%.

Inflation rates in Mexico continue to be closely monitored by the Central Bank as part of its restrictive monetary policy. The Central Bank has also communicated regularly about inflation trends in order to contain inflation and achieve public credibility. As part of this communications effort, the Central Bank continues to predict a 3% target inflation rate for 2003 and coming years. The Central Bank also announced that a ±1% margin of error is necessary to accommodate the effect of non-anticipated external factors. Economic analysts currently expect inflation rates to be 4.0% for 2003 and 3.8% for 2004, consistent with the Central Bank’s goals.

According to figures published by Mexican authorities, Mexico’s trade balance registered a deficit of $3.0 billion during the first nine months of 2003, 33.6% lower than during the same period of 2002. Total exports increased 1.6% to $121.4 billion, with oil exports increasing 30.2%, mostly because of high levels of international oil prices resulting from the war in Iraq, while non-oil exports decreased 1.2%. At the same time, total imports increased 0.4% to $124.5 billion, with consumer goods imports growing by 1.8%, intermediate goods imports by 0.9% and capital goods imports decreasing 4.5%. The soft performance of the U.S. economy has contributed to the sluggish growth of Mexico’s international trade.

Mexico continues to be the second largest trade partner of the United States after Canada. According to figures published by the U.S. Census Bureau, during the first nine months of 2003, total trade (exports plus imports) between Mexico and the United States amounted to $173.0 billion, with a trade balance surplus for Mexico of $30.9 billion. It is important to mention the recent significant growth of total trade levels between the United States and China, which amounted to $127.5 billion during the same period, slightly higher than the $125.5 billion of total trade recorded between the United States and Japan.

Fund’s Performance & Portfolio Strategy

We are pleased to inform you that during this fiscal year, the Fund’s total return based on market price and NAV per share was 22.50% and 26.6%, respectively, while the IFCG Mexico index increased 25.2%, the IPC Index of the Bolsa 24.2% and the Index for Medium Size Companies 25.6%. This positive Fund performance was mostly the result of the Fund’s strategy, implemented by the Fund’s investment adviser, to invest significant portions of the Fund’s assets in attractive and growth-oriented small- and medium-capitalization companies, even if their shares trade at volume levels lower than those of the Fund’s largest portfolio holdings. Examples of the implementation of this strategy are the Fund’s investments in Corporación Geo, S.A. de C.V. (6.8% of Fund assets), and Consorcio ARA, S.A. de C.V. (4.6% of Fund assets), two companies dedicated mostly to the construction of affordable and middle-income housing, whose share prices increased 173.5% and 84.4%, respectively, during fiscal 2003. The adviser will continue seeking similar investment opportunities in an attempt to provide the Fund with the best possible relative performance against its benchmarks.

The discount between the Fund’s market price and NAV ended this fiscal year at 11.5%, compared with 5.7% one year earlier. The Board of Directors continues to monitor closely the Fund’s discount levels and believes that the implementation of periodic in-kind repurchase offers continues to be the best available alternative to contain the discount and allow stockholders the opportunity to have additional liquidity at a price near the NAV per share. The total volume of Fund shares traded during this fiscal year was 6.64 million, compared with 15.54 million shares outstanding. At the end of this period, the Fund’s net assets amounted to $269.76 million.

The Fund has adopted a concentration policy that permits it to concentrate its investments in any industry or group of industries in the IPC Index (or any successor or comparable index as determined by the Board of Directors to be an appropriate measure of the Mexican market) if, at the time of investment, such industry represents 20% or more of the IPC Index; provided, however, that the Fund will not exceed the IPC Index concentration by more than 5%.

At the end of fiscal 2003, the only industry group that represented 20% or more of the value of the securities included in the IPC Index is the communications industry group. This industry includes local, long-distance, and cellular telephone companies, as well as broadcast and media companies. Approximately 85.8% of this industry group is comprised of stocks of telecommunications companies. At the end of fiscal 2003, 30.7% of the Fund’s net assets were invested in this industry group. This is compared with the communications industry group’s weighting of approximately 41.2% of the IPC Index. The Fund’s investment adviser will continue to evaluate the concentration in this industry and may choose not to concentrate in this industry group in the future or to concentrate in other industries subject to the concentration policy described above.

Declaration of Dividend

The Fund’s Board of Directors has declared a dividend of $0.306 per share, payable on January 15, 2004, to stockholders of record on December 15, 2003. This dividend is comprised entirely of long-term capital gains. No Mexican withholding tax is required for this dividend.

Periodic Repurchase Offer Policy

On March 6, 2002, the Fund announced the Board’s approval of a policy to conduct periodic in-kind repurchase offers at no less than 98% of NAV for up to 100% of the Fund’s outstanding shares. This policy is intended to provide additional liquidity to Fund shares and to reduce the discount at which Fund shares have been trading on the NYSE. Under this policy which was approved by stockholders and is the subject of exemptive relief granted by the Securities and Exchange Commission, the Fund offers to repurchase no less than five percent of the Fund’s outstanding shares each fiscal year, based on the number of shares outstanding at the beginning of the fiscal year. Repurchase offers are in-kind and conducted at least once each fiscal year, but not more frequently than quarterly, and are for between one and one hundred percent of the Fund’s outstanding shares. The Board can set or reset the periodic interval between repurchase offers at three, six or 12 months.

The Fund will conduct its fifth in-kind repurchase offer from December 19, 2003 to January 13, 2004, offering to repurchase up to 5% of outstanding shares.

The repurchase offers are not part of a plan to liquidate the Fund. Stockholder participation in the repurchase offers is not mandatory as stockholders can continue to purchase and sell Fund shares in cash transactions on the NYSE. The Fund continues to provide a convenient professionally managed vehicle for investing in Mexico.

Corporate Governance

In September 2003 the Fund’s Board of Directors adopted amended and restated bylaws to enhance corporate governance, including bylaws with respect to the qualifications of directors and procedural provisions with respect to the conduct of stockholder meetings. The Board of Directors determined to have the Fund be subject to the provisions of the Maryland Control Share Acquisition Act. The Board of Directors also adopted a Conflict of Interest and Corporate Opportunities Policy applicable to all directors and officers of the Fund. Any stockholder who would like a copy of the Fund’s charter or bylaws may obtain a copy from the Securities and Exchange Commission (“SEC”) by calling the SEC at (202) 942-8090 or e-mailing the SEC at publicinfo@sec.gov, or from the Fund. The Fund anticipates posting the Fund’s Articles of Incorporation, Bylaws and other corporate governance-related documents on the Fund’s website in the near future.

As part of its continuing efforts to minimize Fund expenses, the Board of Directors of the Fund re -

cently resolved to decrease director fees and expenses by lowering attendance fees for committee and telephonic meetings and eliminating per diem expenses for international travel to meetings. Directors will continue to receive a retainer of $12,000 per year and attendance fees of $2,000 per Board meeting. Starting with the Fund’s meetings in September 2003, Directors receive $1,250 per committee meeting attended (instead of $2,000) and $500 per telephonic meeting attended (instead of $2,000). The Fund estimates that during fiscal year 2004, assuming a normal course of quarterly and committee meetings, the restructuring of director fees and expenses should result in a 25% reduction of director fees and expenses.

Proxy Voting

Information will be available about how the Fund voted proxies during the twelve-month period ending June 30, 2004, without charge, upon request, by calling collect Mr. Eduardo Solano, the Fund’s Investor Relations Vice-President, at (52 55) 5280-3247, during Mexico City business hours (10:00 am to 3:00 pm and 5:00 to 7:00 pm ET) and on the SEC’s website at http://www.sec.gov no later than August 31, 2004. The Fund’s proxy voting policy and the Fund’s investment adviser’s proxy voting policy is currently available without charge, upon request, by calling collect Eduardo Solano at (52 55) 5280-3247, during Mexico City business hours (10:00 am to 3:00 pm and 5:00 to 7:00 pm ET), and on the Fund’s website at www.themexicofund.com under the heading “Corporate Governance.”

Investor Relations

The Fund’s website presents the Fund’s market price and NAV per share on a same-day basis, the complete history of dividend distributions made by the Fund and provides a downloadable database containing the most important historical figures for the Fund. Documentation of the Fund’s in-kind repurchase offers is available at the website section titled “Shareholder Information”. The website section “Insiders’ Filings” provides direct hyperlinks to filings made by Directors and Officers of the Fund and its investment adviser regarding transactions in Fund shares available at the Securities and Exchange Commission’s website.

As part of continuing efforts to minimize Fund expenses and recognizing the increasing use of electronic media, the Monthly Summary Report will no longer be printed and mailed to stockholders, but will continue being published on the Fund’s website at section “Monthly Report”. Stockholders will receive printed versions of the Fund’s semi- and annual reports. Instead of printing and mailing the first and third quarter reports, the Fund will minimize expenses in this area by publishing the Schedule of Investments and Statement of Assets and Liabilities Financial for the relevant quarter on the web site at section “Portfolio”. Stockholders who desire to receive public reports and press releases regarding the Fund electronically upon their dissemination by the Fund should contact the Fund’s Investor Relations Office via e-mail (see address below). We hope that the Fund’s website is a useful resource for information and we will continue working to improve it.

The toll free 1-800 telephone number of the Fund has been discontinued but the information provided there may be obtained via the Fund’s website or  e-mail service (see below). Stockholders may also contact the adviser via telephone, in Mexico City, at (+52 55) 5282-8900. Please ask for Mr. Eduardo Solano, the Fund’s Investor Relations Vice President. Personnel to answer your questions are regularly available from 10:00 am to 3:00 pm and from 5:00 pm to 7:00 pm ET.

The Fund also offers stockholders and the general public the ability to contact the Fund via e-mail with questions or requests for additional information about the Fund. Please direct your e-mail inquiries to:

Investor Relations Office

investor-relations@themexicofund.com

Information on the Fund’s NAV and market price per share is also published weekly in The Wall Street Journal, The New York Times and other newspapers in a table called “Closed-End Funds”. The Fund’s NYSE trading symbol is MXF.

Until recently, the Fund had participated in the listing of the Fund’s shares on certain over-the counter exchanges in Germany which involved the submission of certain information periodically and the appointment of a German Domestic Tax Representative. After monitoring the trading activity of these shares and contacting the listing brokers, and as part of its continuing efforts to minimize Fund expenses, the Fund has determined to terminate its participation in, and the listing of the shares on, the exchanges.

Dividend Reinvestment Plan

The Fund’s Dividend Reinvestment Plan (the “Plan”) provides a convenient way to increase your holdings in the Common Stock of the Fund through the reinvestment of net investment income and capital gain distributions. Under the terms of the Plan, Fund shareholders are automatically enrolled as participants in the Plan. If you do not wish to participate in the Plan, please contact the Plan Agent. Upon any termination of participation under the Plan, the Plan Agent will cause a share certificate for the appropriate number of full shares to be delivered to the participant, and a cash adjustment for any fractional shares. At a stockholder’s request, the Plan Agent will sell the participant’s shares and remit any proceeds to the participant, net of brokerage commissions. Stockholders who do not participate in the Plan will receive all distributions in cash.

Under the terms of the Plan, whenever the Fund declares a distribution, Plan participants will receive their distribution entirely in shares of Common Stock purchased either in the open market or from the Fund. If, on the date a distribution becomes payable or such other date as may be specified by the Fund’s Board of Directors (the valuation date), the market price of the Common Stock plus estimated brokerage commissions is equal to or exceeds the NAV per share of Common Stock, the Plan Agent will invest the distribution in newly issued shares of Common Stock, which will be priced at NAV. If on the valuation date, the market price of the Common Stock plus estimated brokerage commissions is lower than the NAV per share, the Plan Agent will buy Common Stock in the open market. As a participant in the Plan, you will be charged a pro-rata portion of brokerage commissions on all open market purchases.

If your shares are registered or will be registered in the name of a broker-dealer or any other nominee, you must contact the broker-dealer or other nominee regarding his or her status under the Plan, including whether such broker-dealer or nominee will participate in the Plan on your behalf. Generally, shareholders receiving Common Stock under the Plan will be treated as having received a distribution equal to the amount payable to them in cash as a distribution had the stockholder not participated in the Plan.

If you have any questions concerning the Plan or would like a copy of the Plan brochure, please contact the Fund’s Dividend Reinvestment Plan and Transfer Agent:

American Stock Transfer & Trust Company

Attention: Dividend Reinvestment Department

59 Maiden Lane—Plaza Level

New York, NY 10038

(212) 936-5100

Sincerely yours,

José Luis Gómez Pimienta President	Juan Gallardo T. Chairman of the Board

December 19, 2003

Directors’ and Officers’ Biographical Data (as of November 1, 2003)

Independent Directors*

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director or Nominee for Director
Claudio X. González†† Lagrange 103 Piso 3 Colonia Los Morales 11510 México, D.F. México Age: 69	Class II Director	Term expires 2004; Director since 1981.	Mr. González was President of the Business Coordinating Council of Mexico. He has served as Chairman of the Board and Chief Executive Officer of Kimberly-Clark de México S.A. de C.V. since 1973. Mr. González is also on the Board of Directors of several prominent U.S. and Mexican companies, including General Electric Co.	Chairman of the Board, Chief Executive Officer and Director, Kimberly-Clark de México, S.A. de C.V. (consumer products); Director, General Electric Co. (industrial and financial products); Director, Investment Company of America (investment fund); Director, Kellogg Co. (food products); Director, Home Depot (home improvement); Director, Grupo Alfa, S.A. de C.V. (conglomerate); Director, Grupo Carso, S.A. de C.V. (conglomerate); Director, Grupo México, S.A. de C.V. (copper mining and rail transportation); Director, America Movil, S.A. de C.V. (telecommunications); Director, Grupo Financiero Inbursa (investment and banking); Director, Televisa (broadcasting).

Robert L. Knauss†† P.O. Box 40 5580 F.M. 1697 Burton, TX 77835 Age: 72	Class II Director	Term expires 2004; Director since 1985.	Mr. Knauss currently serves as Chairman of the Board and Principal Executive Officer of Philips Services Corp.** (industrial services) and is also Chairman of the Board and Chief Executive Officer of Baltic International USA, Inc. (investments). Mr. Knauss was the former Dean and Distinguished University Professor of University of Houston Law School and was also Dean of Vanderbilt Law School.	Director, Equus Ltd. II (investments); Director, Seitel, Inc.** (oil services).

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director or Nominee for Director

Philip Caldwell†† c/o Aristóteles 77, 3rd Floor Col. Polanco 11560 México, D.F. México Age: 83	Class I Director	Term expires 2006; Director since 1991.	Mr. Caldwell was Chairman and Chief Executive Officer of Ford Motor Company from 1979 to 1985 succeeding Henry Ford II. He was the first non-Ford family member to lead the company. From 1953 to 1990, he served in a wide variety of domestic and international executive positions at Ford and was Director from 1973 to 1990. From 1985 until 1998, Mr. Caldwell was a Director and Senior Managing Director of Lehman Bros. Inc. and its predecessor, Shearson Lehman Brothers Holdings, Inc. From 1986 until 1999, Mr. Caldwell was a Director of American Guaranty & Liability Insurance Company.	Director, Mettler-Toledo International, Inc. (weighing instruments); Director, Waters Corporation (scientific instruments); Director, Russell Reynolds Associates, Inc. (executive recruitment).

Jaime Serra Puche†† Edificio Plaza Prolongación Paseo de la Reforma 600-103 Santa Fe Peña Blanca 01210 México, D.F. México Age: 52	Class I Director	Term expires 2006; Director since 1997.

Dr. Serra is a Senior Partner of the law and economics consulting firm SAI Consultores, S.C.

Dr. Serra is a former Secretary of Finance for Mexico and he was the minister in charge of negotiations for NAFTA and trade agreements between Mexico and Chile, Bolivia, Venezuela, Colombia and Costa Rica on behalf of the Mexican government.

Formerly, Dr. Serra was a Weinberg Visiting Professor at Princeton University, Secretary of Trade and Industry (Mexico) and a Distinguished Visiting Associate at the Carnegie Endowment for International Peace. He has a Ph.D. in economics from Yale University.

Director, Vitro, S.A. de C.V. (glass manufacturer); Director, Grupo Ferroviario Mexicano, S.A. de C.V. (railways); Director, Regional Market Makers, Inc. (procurement company); Director, Bardahl, S.A. de C.V. (oil products); Director, Tenaris (tube producer); Director, Chiquita Brands, Inc. (fruit producer); Co-Chairman, President’s Council on International Activities of Yale University; Trustee, Yale University.

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director or Nominee for Director

Juan Gallardo T.†† Monte Cáucaso 915 4th Floor Col. Lomas de Chapultepec 11000 México, D.F. México Age: 56	Chairman of the Board, Class III Director	Term expires 2005; Director since 1985.	Mr. Gallardo is Chairman of the Fund’s Board of Directors. Over the last decade, he has been extensively involved in the negotiation of the North American Free Trade Agreement (NAFTA) among the United States, Canada and Mexico, and free trade agreements between Mexico and Israel and the European Union. Mr. Gallardo also serves as Chairman of the Board of Grupo Embotelladoras Unidas, S.A. de C.V., a bottling company, since 1986; and Vice Chairman of Home Mart de México, S.A. de C.V., a retailer, since 1995.	Nadro, S.A. de C.V. (pharmaceutical retail); Grupo México, S.A. de C.V. (mining); Director, Caterpillar Inc. (construction equipment); Intercon, S.A. de C.V. (diversifying holding company); Member of Board of Directors of Lafarge (French cement company); Member of the International Advisory Board of Textron, Inc.; Member, Consejo Mexicano de Hombres de Negocios A.C. (Business Roundtable of Mexico).

Emilio Carrillo Gamboa †† Blvd. Manuel Avila Camacho No. 1, Ste. 605 011009 México, D.F. México Age: 66	Class III Director	Term expires 2005; Director 1981-1987 and since 2002.

Mr. Carrillo Gamboa served as a director of the Fund from inception of the Fund in 1981 to 1987. He resigned as director in 1987 to become Mexico’s Ambassador to Canada. Mr. Carrillo Gamboa was reelected as a Director of the Fund in 2002.

Mr. Carrillo Gamboa is a prominent lawyer in Mexico with extensive business experience and has been a partner of Bufete Carrillo Gamboa, S.C. since 1989. He has also served or currently serves on the boards of many prestigious Mexican businesses and charitable organizations.

Cementos Apasco, S.A. de C.V. (cement company) Chairman of the Board; Director, Empresas Holcim ICA; Grupo Modelo, S.A. de C.V. (beer brewing); Director, Grupo Mexico S.A. de C.V. (copper mining and rail transportation); Director, Kimberly-Clark de México, S.A. de C.V. (consumer products); Director, San Luis Corporación, S.A. de C.V. (automotive parts); Southern Peru Copper Corporation (copper mining); Director, Gasoductos de Chihuahua, S. de R.L. de C.V. (public utility-gas transportation); Secretary and Alternate Director, Innova, S. de R.L. de C.V. (DTH television) S.A. de C.V. and subsidiaries; Director, Bank of Tokyo Mitsubishi (Mexico) S.A. de C.V. (banking).

††	Audit Committee, Contract Review Committee and Nominating and Corporate Governance Committee member. Member or Alternate Member of Valuation Committee.
*	There are no other funds in the Fund Complex.
**	Philips Services Corp. and Seitel, Inc. commenced reorganization proceedings under Chapter 11 of the United States Bankruptcy Code in 2003.

Interested Director*

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director or Nominee for Director
José Luis Gómez Pimienta* Aristóteles 77, 3rd Floor Col. Polanco 11560 México, D.F. México Age: 64	President of the Fund; Class II Director	Term expires 2004; Director since 1989.	Mr. Gómez Pimienta has over two decades of experience investing in the Mexican securities market. He has been the President of the Fund since its inception and has also served as a Director since 1989. Mr. Gómez Pimienta has been Chairman of the Board of the Fund’s investment adviser, Impulsora del Fondo México, since 1987 and CEO since 1981.	Director (since 1997) and member of the Executive Committee (since 1998) and the Audit Committee (since 2003) of the Bolsa Mexicana de Valores (Mexican Stock Exchange).

*	Director is an “interested director” (as defined in the 1940 Act). Mr. Gómez Pimienta is deemed to be an interested director by reason of his affiliation with the Fund’s investment adviser, Impulsora del Fondo México, S.A. de C.V.

Executive Officers of the Fund

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
José Luis Gómez Pimienta Aristóteles 77, 3rd Floor Col. Polanco 11560 México, D.F. México Age: 64	President of the Fund; Class II Director	Since 1981; Director since 1989 (term expires 2004).	Chairman of the Board and Director General of the Fund’s investment adviser, Impulsora del Fondo México, S.A. de C.V., and a Director and Member of the Executive Committee and the Audit Committee of the Bolsa Mexicana de Valores, S.A. de C.V. (Mexican Stock Exchange).

Samuel García-Cuéllar Creel, García-Cuéllar y Müggenburg, S.C., Paseo de los Tamarindos 60 – 3er piso Bosques de las Lomas 05120 México, D.F. México Age: 61	Secretary	Since 1981.	Mr. García-Cuéllar is a partner of Creel, García-Cuéllar y Müggenburg, S.C., Mexican counsel to the Fund; Director, El Aguila Compañía de Seguros, S.A. de C.V. (insurance) (since 1994); Director, Mercado Mexicano de Derivados (futures and options) (since 2001); Director, GE Capital Bank, S.A. Institución de Banca Múltiple, GE Capital Grupo Financiero (bank) (since 2002); Director, GE Capital Grupo Financiero (financial group) (since 2002).

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Alberto Osorio Morales Aristóteles 77, 3rd Floor Col. Polanco 11560 México, D.F. México Age: 35	Treasurer (formerly, Vice President of Finance)	Since 2002. From 1999 to 2002.	Mr. Osorio currently serves as Director of Finance of the Fund’s investment adviser, Impulsora del Fondo México, S.A. de C.V.

Carlos H. Woodworth Ortiz Aristóteles 77, 3rd Floor Col. Polanco 11560 México, D.F. México Age: 60	Vice-President of Corporate Governance and Compliance Officer (formerly, Treasurer)	Since 2002. From 1992 to 2002.	Mr. Woodworth has served on the Board of Directors of the Fund’s investment adviser, Impulsora del Fondo México, S.A. de C.V., as well as Deputy Director of the Adviser since 1981.

Eduardo Solano Arroyo Aristóteles 77, 3rd Floor Col. Polanco 11560 México, D.F. México Age: 35	Investor Relations Vice President	Since 1997.	Mr. Solano has served as Director of Economic Research of the Fund’s investment adviser, Impulsora del Fondo México, S.A. de C.V. since 1997.

The Mexico Fund, Inc.

Schedule of Investments as of October 31, 2003

Industries		Shares Held	Common Stock (98.18%)	Series	Value (Note 1)	Percent of Net Assets

Cement Industry		901,800	Apasco, S.A. de C.V.	*	$6,759,930	2.50%
		3,627,972	Cemex, S.A. de C.V.	CPO	17,446,434	6.47

					24,206,364	8.97

Communications		6,231,800	América Móvil, S.A. de C.V.	A	7,414,447	2.75
		18,784,500	América Móvil, S.A. de C.V.	L	22,349,349	8.28
	(a)	10,559,300	América Telecom, S.A. de C.V.	A1	11,655,595	4.32
	(a)	9,250,200	Carso Global Telecom, S.A. de C.V.	A1	13,022,675	4.83
		3,448,700	Grupo Televisa, S.A.	CPO	6,652,457	2.47
		6,231,500	Teléfonos de México, S.A. de C.V.	A	10,063,992	3.73
		7,194,100	Teléfonos de México, S.A. de C.V.	L	11,612,101	4.30

					82,770,616	30.68

Financial Groups	(a)	7,820,609	Grupo Financiero BBVA-Bancomer, S.A. de C.V.	B	6,615,942	2.45
		1,654,700	Grupo Financiero Banorte, S.A. de C.V.	O	5,391,156	2.00
		6,295,500	Grupo Financiero Inbursa, S.A. de C.V.	O	7,023,164	2.60
	(a)(b)	—	Grupo Financiero Scotiabank Inverlat Recovery Trust		—	0.00

					19,030,262	7.05

Food and Beverages	(a)	1,964,500	Coca-Cola Femsa, S.A. de C.V.	L	3,945,886	1.46
		522,800	Embotelladoras Arca, S.A. de C.V.	*	946,030	0.36
		2,220,599	Fomento Económico Mexicano, S.A. de C.V.	UBD	7,930,065	2.94
		2,289,200	Gruma, S.A. de C.V.	B	3,044,672	1.13
		3,680,000	Grupo Bimbo, S.A. de C.V.	A	5,710,201	2.12
		1,850,700	Grupo Continental, S.A.	*	2,553,556	0.95
		3,681,300	Grupo Modelo, S.A. de C.V.	C	9,296,094	3.45

					33,426,504	12.40

Holding Companies		3,127,000	Alfa, S.A. de C.V.	A	8,897,910	3.30
	(a)	3,932,700	Corporación Interamericana de Entretenimiento, S.A. de C.V.	B	6,849,534	2.54
		1,529,000	Grupo Carso, S.A. de C.V.	A1	5,186,357	1.92
		5,208,700	Grupo Imsa, S.A. de C.V.	UBC	8,105,826	3.00
	(a)	1,979,500	Grupo Sanborns, S.A. de C.V.	B-1	2,482,323	0.92
		2,263,000	Vitro, S.A.	A	1,689,188	0.63

					33,211,138	12.31

Housing	(a)	4,578,200	Consorcio ARA, S.A. de C.V.	*	12,484,682	4.63
	(a)	3,405,600	Corporacion Geo, S.A. de C.V.	B	18,302,885	6.79
	(a)	4,800,000	SARE HOLDING, S.A. de C.V.	B	2,762,090	1.02

					33,549,657	12.44

Mining Industry	(a)	3,803,351	Grupo México, S.A. de C.V.	B	6,713,719	2.49

Pulp and Paper		2,102,680	Kimberly-Clark de México, S.A. de C.V.	A	5,081,437	1.88

The Mexico Fund, Inc.

Schedule of Investments as of October 31, 2003 — (Continued)

Industries	Shares Held	Common Stock (Continued)	Series	Value (Note 1)	Percent of Net Assets

Retail Stores	2,107,000	Controladora Comercial Mexicana, S.A. de C.V.	UBC	$1,765,286	0.66%
	4,444,793	Wal-Mart de México, S.A. de C.V.	C	11,553,848	4.28
	2,319,900	Wal-Mart de México, S.A. de C.V.	V	6,469,063	2.40

				19,788,197	7.34

Service	4,038,500	Grupo Aeroportuario del Sureste, S.A. de C.V.	B	7,070,344	2.62

		Total Common Stock (Identified Cost—$189,625,607)		$264,848,238	98.18

Securities		Short-Term Securities (0.81%)		Value (Note 1)	Percent of Net Assets

Repurchase Agreements		BBVA Bancomer, S.A., 4.70%, dated 10/31/03, due 11/03/03, repurchase price $1,684,038, collateralized by Bonos del Gobierno Federal. Value of collateral $1,683,379		$1,683,379	0.62%
Time Deposits		Comerica Bank, 0.889%, dated 10/31/03, due 11/03/03		494,387	0.19

		Total Short-Term Securities (Identified cost—$2,177,766)		$2,177,766	0.81%

		Total Investments (Identified cost—$191,803,373)		267,026,004	98.99
		Other Assets in Excess of Liabilities		2,736,240	1.01

		Net Assets Equivalent to $17.36 per share on 15,540,035 shares of capital stock outstanding (Note 5)		$269,762,244	100.00%

(a)	Shares of these securities are currently non-income producing. Equity investments that have not paid dividends within the last twelve months are considered to be non-income producing.
(b)	See Note 9 to Financial Statements.

See Notes to Financial Statements.

The Mexico Fund, Inc.

Statement of Assets and Liabilities as of October 31, 2003

Assets:
Investments:
Securities, at value:
Common stock (identified cost — $189,625,607)	$264,848,238
Short term securities (identified cost — $2,177,766)	2,177,766

Total investments (identified cost — $191,803,373)		$267,026,004
Receivables from securities sold		3,125,403
Interest receivable		232

Total assets		270,151,639

Liabilities:
Payable to Investment Adviser (Notes 2 and 3)		282,065
Accrued expenses and other liabilities		107,330

Total liabilities		389,395

Net Assets — Equivalent to $17.36 per share on 15,540,035 shares of capital stock outstanding		$269,762,244

Composition of Net Assets:
Common stock		$15,540,035
Additional paid in capital		179,609,662
Accumulated net realized loss on investments		(622,188)
Unrealized appreciation of investments and translation of assets and liabilities in foreign currency		75,234,735

		$269,762,244

See Notes to Financial Statements.

The Mexico Fund, Inc.

Statement of Operations For the Year Ended October 31, 2003

Net Investment Income:
Income:
Dividends	$4,644,291
Interest	337,680

Total income		$4,981,971
Expenses:
Investment advisory fee	2,189,945
Legal fees	546,128
Value-added taxes	395,283
Administrative services	368,711
Printing, distribution and mailing of shareholder reports	201,188
Directors’ fees	199,250
Insurance	149,145
Directors’ and Officers’ expenses	132,567
Shareholders’ information	131,463
Audit and tax fees	114,650
Miscellaneous	77,409
Custodian fees	52,408
Stock exchange fees	39,281
Transfer agent and dividend disbursement fees	21,000

Operating expenses		4,618,428

Net investment income		363,543

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain (loss) on investments and foreign currency transactions:
Net realized gain on investments	16,400,079
Net realized loss from foreign currency transactions	(893,886)

Net realized gain on investments and foreign currency transactions		15,506,193
Increase in net unrealized gain on investments and translation of assets and liabilities in foreign currency:
Increase in net unrealized gain on investments	42,470,569
Increase in net unrealized gain on translation of assets and liabilities in foreign currency	20,381

Increase in net unrealized gain on investments and translation of assets and liabilities in foreign currency		42,490,950

Net Increase in Net Assets Resulting from Operations		$58,360,686

See Notes to Financial Statements.

The Mexico Fund, Inc. Statement of Changes in Net Assets	For the Year Ended October 31, 2003	For the Year Ended October 31, 2002

Increase (Decrease) in Net Assets:
From Operations
Net investment income	$363,543	$5,487,768
Net realized gain on investments and foreign currency transactions	15,506,193	184,243,650
Increase (decrease) in net unrealized gain on investments and translation of assets and liabilities in foreign currency	42,490,950	(158,593,191)

Net increase in net assets resulting from operations	58,360,686	31,138,227
Dividends to shareholders from net investment income	(7,216,888)	(6,086,589)
Dividends to shareholders from net realized gain on investments	(21,347,970)	(121,218,134)

	29,795,828	(96,166,496)

From Capital Share Transactions:
Net increase in capital stock (Note 5)	14,775,992	—
Repurchase of stock, at cost (Note 7)	(83,573,016)	(458,047,473)

	(68,797,024)	(458,047,473)

Total decrease in net assets	(39,001,196)	(554,213,969)
Net Assets:
Beginning of year	308,763,440	862,977,409

End of year	$269,762,244	$308,763,440

Undistributed net investment income	$—	$7,216,590

See Notes to Financial Statements.

The Mexico Fund, Inc. Financial Highlights	For the Year Ended October 31,
	2003	2002	2001	2000	1999

Per Share Operating Performance:
Net asset value, beginning of period	$15.46	$18.98	$20.84	$19.57	$15.52

Net investment income (Note 1)	0.03 **	0.15 **	0.23 **	0.18 **	0.40
Net gain (loss) on investments and translation of foreign currency (Note 1)	3.63 **	(1.30)**	(2.31)**	1.10 **	4.10

Total from investments operations	3.66 **	(1.15)**	(2.08)**	1.28 **	4.50

Less Dividends:
Dividends to shareholders from net investment income	(0.45)	(0.13)	(0.13)	(0.19)	(0.45)
Dividends to shareholders from net realized gains on investments	(1.34)	(2.67)	(0.05)	—	—

Total dividends	(1.79)	(2.80)	(0.18)	(0.19)	(0.45)

Capital Share Transactions:
Effect on NAV of stock repurchased	0.06	0.43	0.40	0.18	—
Capital charge resulting from issuance of fund shares	(0.03)	—	—	—	—

Total capital share transactions	0.03	0.43	0.40	0.18	—

Net asset value, end of period	$17.36	$15.46	$18.98	$20.84	$19.57

Market value per share, end of period	$15.36	$14.58	$16.70	$15.81	$14.31

Total investment return based on market value per share	22.49%*	2.14%	6.64%	11.82%	31.92%
Ratios to Average Net Assets:
Gross Expenses	1.92%	1.46%	1.07%	0.96%	0.98%
Expenses, net of reimbursement	1.92%	1.37%	1.07%	0.96%	0.98%
Net investment income, net of expense reimbursement	0.15%	0.83%	1.12%	0.78%	2.14%
Supplemental Data:
Net assets at end of period (in 000’s)	$269,762	$308,763	$862,977	$1,022,136	$988,627
Portfolio turnover rate	28.99%	43.36%	29.69%	22.27%	6.40%

* Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the last business day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the lower of the net asset value or the closing market price on the registrant’s shares on the dividend/distribution date. If the fiscal 2003 distribution were taken in stock, which was issued at $12.08 per share, the total return would have been 20.99%.

**Amounts were computed based on average shares outstanding during the period.

See Notes to Financial Statements.

The Mexico Fund, Inc.

Notes to Financial Statements—

October 31, 2003

1.	Operations and Significant Accounting Policies:

The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company. On October 16, 2000, the Fund received shareholder approval to convert from a diversified to a non-diversified investment company under the 1940 Act. The investment objective of the Fund is to seek long term capital appreciation through investment in securities, primarily equity, listed on the Mexican Stock Exchange.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

Valuation of investments — Investments traded on the Mexican Stock Exchange are valued at the closing price reported by the Mexican Stock Exchange. The closing price represents the weighted average for the last ten minutes of operations in any business day. Short-term securities are carried at cost, plus accrued interest, which approximates market value. All other securities are valued in accordance with methods determined by the Board of Directors. If the Board of Directors believes that the price of a security obtained under the Fund´s valuation procedures does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the Board believes accurately reflects fair value.

Security transactions and investment income — Security transactions are recorded on the date which the transactions are entered into (the trade date). Dividend income is recorded on the ex-dividend date and interest income is recorded as earned.

Foreign Currency — The market value of Mexican securities, currency holdings and other assets and liabilities denominated in Pesos (“Ps.”) was recorded in the financial statements after being translated into U.S. dollars based on the open market exchange rate prevailing in Mexico City at the end of the period. The open market exchange rate at October 31, 2003 was Ps. 11.0525 to $1.00.

The identified cost of portfolio holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approximate rates prevailing when earned or incurred.

Since the net assets of the Fund are determined based on the currency exchange rate and market values at the close of each business day, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Accordingly, the net realized and unrealized gain on investments presented in the accompanying financial statements include the effects of both such changes.

Reported net realized foreign exchange gains or losses arise from sales of short-term securities in exchange of cash, payment of services or functional currency denominated assets, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Fund, and the U.S. dollar equivalent of the amount actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in common stocks, resulting from changes in the exchange rate.

Repurchase Agreements — The Fund enters into repurchase agreements with approved institutions. The Fund´s repurchase agreements are fully collateralized by Mexican or U.S. Government securities. The Fund takes possession of the collateral and the Fund´s investment advisor monitors the credit standing of repurchase agreement counterparties. It is the Fund´s policy that the fair value of the collateral is at least equal to the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Realized gains and losses on investments — Realized gains and losses on investments are determined on the identified cost basis.

Taxes — No provision has been made for U.S. income or excise taxes for the year ended October 31, 2003, on net investment company taxable income or net long-term capital gains as defined by the Internal Revenue Code (the “Code”), since the Fund intends to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of such income to its shareholders.

Dividends to shareholders from net investment income are determined based on Federal income tax regulations, whereas the corresponding net investment income as reflected in the accompanying financial statements, is presented in accordance with accounting principles generally accepted in the United States. Net realized gains from security transactions, are distributed annually to shareholders.

The Fund is subject to Mexican withholding taxes in accordance with the Mexican Income Tax Law and with the provisions included in the treaty to avoid double taxation signed between Mexico and the United States, on specific sources of income. Such taxes will be applied to the shareholders upon payment of dividends by the Fund.

The provision for value-added taxes represents Mexican value-added tax on certain services rendered by Mexican corporations to the Fund.

Dividends to shareholders — Cash dividends are recorded by the Fund on the ex-dividend date. Dividends paid to shareholders may be subject to Mexican withholding taxes.

Risks of Investment in Mexican Securities — Investing in Mexican securities involves certain considerations not typically associated with investing in securities of U.S. issuers, including (1) lesser liquidity and smaller market capitalization of the Mexican securities markets, (2) currency fluctuations; (3) higher rates of inflation and domestic interest rates and (4) less stringent disclosure requirements, less available information regarding Mexican public companies and less active regulatory oversight of Mexican public companies.

2.	Investment Advisory Agreement:

The Fund has a management contract with Impulsora del Fondo México, S.A. de C.V. (the “Adviser”), a Mexican corporation registered under the U.S. Investment Advisers Act of 1940. The Adviser furnishes investment research and portfolio management services consistent with the Fund’s stated investment policies. Prior to April 29, 2003, The Fund paid to the Adviser a monthly fee at the annual rate of 0.85% on the first $200 million of average daily net assets, 0.70% on the excess over $200 million up to $400 million and 0.60% on the excess over $400 million. On April 28, 2003, Fund shareholders approved a modification in the fee structure of the contract with the Adviser. Accordingly, starting April 29, 2003, the Fund pays to the Adviser a monthly fee at the annual rate of 1.00% on the first $200 million of average daily net assets, 0.90% on the excess over $200 million up to $400 million and 0.60% on the excess over $400 million.

3.	Administrative Services Agreement:

Effective April 1, 1994, the Fund entered into an Administrative Services Agreement with the Adviser, which provides for certain services to be performed by the Adviser, including among other administrative activities, the determination and publication of the net asset value of the Fund, the maintenance of the Fund’s books and records in accordance with applicable U.S. and Mexican Laws and assistance in the preparation and filing of annual reports and tax returns. The term of this agreement was renewed by the Board of Directors through March 31, 2004. The Fund pays to the Adviser a monthly fee at the annual rate of 0.07% of average daily net assets, with a minimum amount of $350,000. Beginning with the Stock Repurchase Program that commenced on October 10, 2002, the Adviser will receive a fee of $75,000 per every repurchase offer made by the Fund under the program.

4.	Purchases and Sales of Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2003 were as follows:

Purchases

Common Stock	$69,942,781

Total Purchases	$69,942,781

Proceeds from Investments Sold

Common Stock	$166,856,326

Total Sales	$166,856,326

Included in proceeds from investments sold, is $81,079,058 representing the value of securities disposed of in payment of redemptions in-kind, resulting in realized gains of $10,881,836. Pursuant to a ruling order from the Internal Revenue Service, obtained by the Fund, these gains are not recognized by the Fund for tax purposes. As a result, net realized gains differ for financial statement and tax purposes. These realized gains have been reclassed from undistributed realized gains on investments to additional paid in capital in the accompanying financial statements.

5.	Capital Stock:

At October 31, 2003, there were 150,000,000 shares of $1.00 par value common stock authorized, of which 15,540,035 shares were outstanding.

The Fund offers a Dividend Reinvestment Plan (“Plan”) to its shareholders. Fund shareholders are automatically enrolled as participants in the Plan unless they notify the Fund´s transfer agent otherwise.

On December 5, 2002, the Board of Directors declared a stock dividend of $ 28,564,858. This dividend was paid in shares of common stock of the Fund, and in cash by specific election. Some shareholders selected the stock dividend, therefore on January 28, 2003 the Company issued 1,223,179 shares, which amounted to $14,775,992.

6.	Distributions to Shareholders:

The tax character of distributions paid during the fiscal year ended October 31, 2003 and October 31, 2002 were as follows:

	2003	2002

Distributions paid from:
Ordinary income	$7,216,590	$17,069,724
Long term capital gains	21,348,268	110,234,999

Total distributions paid	$28,564,858	$127,304,723

As of October 31, 2003, the components of accumulated earnings (deficit) on a tax basis were as follows:

Accumulated net realized gain on investments	$4,755,184
Accumulated net investment income	—
Unrealized appreciation	69,857,363

Total accumulated earnings	$74,612,547

At October 31, 2003, the cost of investments for federal income tax purposes was $197,180,737. Gross unrealized appreciation of investments was $80,813,592 and gross unrealized depreciation of investments was $10,968,328 resulting in net unrealized appreciation on investments of $69,845,264, excluding foreign currency transactions. The difference between book-basis and tax basis unrealized appreciation/(depreciation) is attributable primarily to different book and tax treatment on corporate reorganizations to securities held by the Fund.

7.	Stock Repurchase Programs:

On March 6 , 2002, the Board of Directors of the Fund announced a policy contemplating “in-kind” repurchase offers at 98% of net asset value for up to 100% of the Fund’s outstanding shares.

The first such offer commenced on May 8, 2002 and expired on June 7, 2002. A total of 25,487,175 shares participated in the offer, equivalent to a total repurchase price of $458,047,473, including $700,000 of expenses related to the offer. These expenses were charged to capital. The Fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains and undistributed net investment income. Accordingly, the Fund reclassified such amounts from undistributed net realized gains and undistributed net investment income to additional paid in capital.

The second offer commenced on October 10, 2002 and expired on October 31, 2002. The amount paid for redeemed shares was 98% of the Fund´s net asset value on November 14, 2002, was paid on November 19, 2002 and was recorded in November for financial statements purposes. A total of 4,037,736 shares participated in  the offer, equivalent to a total repurchase price of $60,478,026, including $250,000 of expenses related to the offer.

The third offer was limited to 5% of the Fund´s outstanding shares, commenced on December 3, 2002 and expired on January 22, 2003. The amount paid for redeemed shares was 98% of the Fund´s net asset value on January 29, 2003 and was paid on February 3, 2003. A total of 1,171,565 shares participated in the offer, of which 796,569 were repurchased by the Fund equivalent to a total repurchase price of $9,923,807, including $210,964 of expenses related to the offer.

The fourth offer was limited to 5% of the Fund´s outstanding shares, commenced on June 30, 2003 and expired on July 21, 2003. The amount paid for redeemed shares was 98% of the Fund´s net asset value on July 24, 2003 and was paid on July 29, 2003. A total of 1,601,423 shares participated in the offer, of which 817,896 were repurchased by the Fund equivalent to a total repurchase price of $13,171,183, including $263,363 of expenses related to the offer.

8.	Investments:

As a result of significant losses incurred by Grupo  Financiero Inverlat, S.A. de C.V. (“Inverlat”), certain significant shareholders, together with the financial authorities, developed a recapitalization program. On July 23, 1996, after the absorption of accumulated losses through the total reduction of capital stock, shareholders of Inverlat approved a cash contribution by FOBAPROA (Banking Fund for Savings Protection) to cover such losses. As a consequence, all shares outstanding prior to July 23, 1996, were cancelled. The Fund has received an interest in a Recovery Trust set up to manage the recovery assets of Inverlat. Through the trust agreement, the Company may receive shares equal to 9% and up to 11.25% of their ownership interest. In November 2003, the trustee published the requirements to exchange the current interest in the Recovery Trust for shares of  Grupo Financiero Scotiabank Inverlat, S.A. de C.V. The exchange is expected to occur in February 2004. Management has assigned the market value of the Fund´s holdings in the Recovery Trust at $0 as of October 31, 2003, due to the uncertainty regarding its ultimate realization.

According to the Bank Savings Protection Law, which was enacted on January 20, 1999, all assets of FOBAPROA have been transfered to a new entity called IPAB (Bank Savings Protection Institute). This transfer will not modify the market value assigned to the Recovery Trust.

Certain members of the Board of Directors of the Fund are also members of Boards of Directors of certain companies held in the Fund´s portfolio.

Report of Independent Auditors

To the Board of Directors and Shareholders of

The Mexico Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Mexico Fund, Inc. (the “Fund”) at October 31, 2003, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the three years in the period ended October 31, 2001 were audited by other independent auditors who have ceased operations. Those independent auditors expressed an unqualified opinion on those statements in their report dated November 16, 2001.

PricewaterhouseCoopers LLP

New York, New York

December 3, 2003

Tax Information (Unaudited)

In order to meet certain requirements of the Internal Revenue Code, we are advising you that the Fund designates $21,603,892 as long term capital gain distributions made during the fiscal year ended October 31, 2003, subject to the maximum tax rate 20%. Of this amount $21,337,616 was attributable to gains from the fiscal year ended October 31, 2002.

Item 2. Code of Ethics.

(a) The Board of Directors of the Registrant adopted a Code of Ethics on September 17, 2003 applicable to the principal executive officer and senior financial officers of the Registrant which is designed to deter wrongdoing and to promote:

(A) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(B) full, fair, accurate, timely and understandable disclosure in reports and documents the Registrant files with, or submits to, the SEC or in other public communications made by the Registrant;

(C) compliance with applicable governmental laws, rules and regulations;

(D) prompt internal reporting of violations of the Code of Ethics to an appropriate person or persons identified in the Code of Ethics; and

(E) accountability for adherence to the Code of Ethics.

(b) During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(d) Not applicable.

(e) Not applicable.

(f) The Registrant has posted the text of the code of ethics adopted in 2(a) above on its Internet website at www.themexicofund.com under the heading “Corporate Governance.”

Item 3.	Audit Committee Financial Expert.

The Board of Directors of the Registrant has determined that Robert L. Knauss qualifies as the Registrant’s “audit committee financial expert” as such term is interpreted in the Instructions to this Item 3. Mr. Knauss is a member of the Registrant’s audit committee and is an “independent” director as interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

Not Applicable.

Items 5.	Audit Committee of Listed Registrant.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the Audit Committee are all of the Directors of the Registrant except for Mr. José Luis Gómez Pimienta.

Items 6.	[Reserved]

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant has adopted the following proxy voting policies and procedures.

THE MEXICO FUND, INC.

PROXY VOTING POLICY AND PROCEDURES

I.	Statement of Policy

The following are general proxy voting policies and procedures (“Policies and Procedures”) adopted by The Mexico Fund, Inc. (the “Fund”)1 and by the Board of Directors (“Board”) of the Fund with respect to voting securities held by the Funds. These Policies and Procedures are adopted to ensure compliance with Rule 30b1-4 of the Investment Company Act of 1940, as amended (the “1940 Act”) and other applicable obligations of the Fund under the rules and regulations of the Securities and Exchange Commission (“SEC”) and interpretations of its staff (“Staff”). It is the policy of the Fund to seek to assure that proxies received by the Fund are voted in the best interests of the Fund’s stockholders.

II.	Definitions

A. “Best interests of Fund stockholders” - means stockholders’ best economic interest over the long term, i.e., the common interest that all stockholders have in seeing the value of a common investment increase over time. Stockholders may have differing political or social interests, but their best economic interest is generally uniform.

B. “Conflict of interest” - means circumstances when a proxy vote presents a conflict between the interests of Fund stockholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter, or an affiliated person of the Fund, its investment adviser, or principal underwriter, on the other, in how proxies are voted. In practical terms, these circumstances generally would arise when the Fund’s investment adviser knowingly does business with a particular proxy issuer or closely affiliated entity, and may appear to have a material conflict between its own interests and the interests of stockholders in how proxies of that issuer are voted. A conflict might exist in circumstances when the Fund’s investment adviser has actual knowledge of a material business arrangement between a particular proxy issuer (or closely affiliated entity) and the parent company or a corporate affiliate of the Fund’s investment adviser.

III.	Delegation of Responsibility for Proxy Voting

A. The Fund’s Board annually evaluates its Fund’s contract with its investment adviser, and decides whether to renew the contract. This process gives the Fund an annual opportunity to ensure that investment adviser’s investment philosophy is generally consistent with its investment objectives and the best economic interests of its stockholders.

B. Because the investment philosophy of the Fund’s investment adviser is generally consistent with the investment objectives of the Fund and the best economic interests of Fund stockholders, investment decisions for the Fund should generally be consistent with its investment adviser’s philosophy. In proxy voting decisions, as in other investment decisions, the Fund’s investment adviser is in the best position to determine whether a particular proxy proposal is consistent with its philosophy, and therefore generally consistent with the investment objectives of the Fund and the best economic interests of Fund stockholders.

C. Accordingly, the Fund has chosen to delegate all responsibility for proxy voting to its investment adviser, provided that the Fund’s Board has the opportunity to periodically review and approve its proxy voting policies and any material amendments (and that the policies contains provisions to address any conflicts of interest as described below). Under this delegation, the investment adviser may vote, abstain from voting, or take no action on proxies for the Fund in any manner consistent with the its proxy voting policies (subject to provisions for addressing conflicts of interest). The Fund may revoke all or part of such delegation at any time by a vote of its Board. In the event that the Fund revokes the delegation of proxy voting responsibility to the investment adviser, the Fund will assume full responsibility for ensuring that proxies are voted in the best interest of its stockholders, and will promptly notify stockholders of the revocation. Thereafter, such Fund will vote proxies of portfolio securities consistently with the policies of the investment adviser, or develop its own basis for voting on particular matters.

D. This delegation generally applies to all proxy voting matters on which the Fund may vote, such as corporate governance matters; changes to capital structure, including increases and decreases of capital and preferred stock issuance; stock option plans and other management compensation issues; and social and corporate responsibility issues. This delegation permits the investment adviser to vote (or abstain from voting or take no action on) proxies relating to matters that may affect substantially the rights or privileges of the holders of securities to be voted, and to vote based on the decisions of the investment adviser or on provisions of the investment adviser’s proxy policies that may support or give weight to the views of management of a portfolio company.

IV.	Conflicts of Interest

A. The Fund recognizes that in unusual circumstances, a conflict of interest in how proxies are voted may appear to exist, such as when its investment adviser knowingly does business with a particular proxy issuer or closely affiliated entity or has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity, and the adviser’s parent or an affiliated subsidiary.

B. In those circumstances, to avoid any appearance concerns, the Fund believes it is appropriate for the investment adviser to follow an alternative voting procedure rather than to vote proxies in the investment adviser’s sole discretion. Some examples of acceptable alternative voting procedures for resolving conflicts of interest include the following:

(1) Causing the proxies to be voted in accordance with the recommendations of an independent service provider, if available, that the investment adviser may use to assist it in voting proxies;

(2) Notifying the Fund’s Board, a designated Board committee or a representative of either, of the conflict of interest and seeking a waiver of the conflict to permit the investment adviser to vote the proxies as it chooses under its usual policy; or

(3) Forwarding the proxies to the Fund’s Board, a designated Board committee or a representative of either, so that the Board, the committee or the representative may vote the proxies itself.

C. The Fund generally delegates all responsibility for resolving conflicts of interest to the Fund’s investment adviser, provided that the investment adviser’s proxy voting policy (as approved by the Fund’s Board) includes acceptable alternative voting procedures for resolving material conflicts of interest, such as the procedures described above. Under this delegation, the investment adviser may resolve conflicts of interest in any reasonable manner consistent with the alternative voting procedures described in its proxy voting policy. The Fund may revoke all or part of this delegation at any time by a vote of its Board. In the event that the Fund revokes the delegation of responsibility for resolving conflicts of interest to the investment adviser, the Fund will seek to resolve any conflicts of interest in the best interest of stockholders. In doing so, the Fund may follow any of the procedures described in Paragraph IV.B., above.

V. Disclosure	of Policy or Description/Proxy Voting Record

A. The Fund will disclose its proxy voting policy or a description of it (and the investment adviser’s proxy voting policy, or a description of them), in the Fund’s annual report on Form N-CSR (beginning with the first annual report filed on or after July 1, 2003). The Fund will disclose that this proxy voting policy or a description of it (and the investment adviser’s proxy voting policy or a description) is available without charge, upon request, (i) by calling, a toll-free

(or collect) telephone number, (ii) on the Fund’s website; and (iii) on the SEC’s website at www.sec.gov. Upon any request for a proxy voting policy or description of it, the policy or the description (or a copy of the most recent annual report containing the policy or description) will be sent by first-class mail or other equally prompt delivery method within three business days of receipt of the request.

B. The Fund also will disclose in its annual report (beginning with the first annual update filed on or after August 31, 2004) that information is available about how the Fund voted proxies during the most recent twelve-month period ended June 30, without charge, upon request, (i) by calling, a toll-free (or collect) telephone number, or on or through the Fund’s website or both; and (ii) on the SEC’s website at http://www.sec.gov. Upon any request for the Fund’s proxy voting record, a copy of the information disclosed in its most recent Form N-PX will be sent by first-class mail or other equally prompt delivery method within three business days of receipt of the request.

C. The Fund will file Form N-PX, completed and signed in the manner required, containing its proxy voting record for the most recent twelve-month period ended June 30 with the SEC (beginning August 31, 2004).

D. The Fund will disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any stockholder meeting held during the period covered by the report and with respect to which the Fund was entitled to vote:

•	The name of the issuer of the portfolio security;
•	The exchange ticker symbol of the portfolio security except to the extent not available through reasonably practicable means;
•	The Council on Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security except to the extent not available through reasonably practicable means;
•	The stockholder meeting date;
•	A brief identification of the matter voted on;
•	Whether the matter was proposed by the issuer or by a security holder;
•	Whether the Fund cast its vote on the matter;
•	How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
•	Whether the Fund cast its vote for or against management.

Adopted effective June 9, 2003.

Below are the proxy voting policies and procedures of the Fund’s investment adviser.

IMPULSORA DEL FONDO MÉXICO, sa de cv

PROXY VOTING POLICIES AND PROCEDURES

I. Introduction.

To comply with the Rule 206(4)-6 and certain provisions of Rule 204-2 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) as well as other applicable fiduciary obligations under rules and regulations of the U.S. Securities and Exchange Commission (“SEC”) and interpretations of its staff, Impulsora del Fondo México, sa.- de cv.- (the “Adviser”), has adopted these Proxy Voting Policies and Procedures.

In developing the Proxy Voting Policies and Procedures, the Adviser has taken into account the substantial differences between proxy voting at stockholders’ meetings held in the United States of America and proxy voting in Mexico. The Proxy Voting Policies and Procedures are reasonably designed to ensure that proxies are voted in the best interests of The Mexico Fund, Inc. (the “Fund”) (to the extent that the Fund is the Adviser’s only client at this time) and its stockholders, in accordance with the Adviser’s fiduciary duties and Rule 206(4)-6 under the Advisers Act. “Best interests” means the Fund’s best economic interest over the long term, that is, the common interest that all clients of an investment adviser share in seeing the value of a common investment increase over time.

These Proxy Voting Policies and Procedures incorporate the principles and guidance set forth in Investment Advisers Act Release No. IA-2106 for investment advisers and IC-25922 for investment companies to the extent applicable to the Fund. These Proxy Voting Policies and Procedures shall be reviewed by the Board of the Adviser annually and may be amended as required to comply with applicable law and to reflect changes in proxy voting and stockholders’ meetings in Mexico.

II. Stockholders’ Meetings and Proxy Voting in Mexico

In Mexico, issuers typically do not send proxy voting materials to their stockholders. A stockholders’ meeting is called through the publication of the call and the agenda in a major newspaper in Mexico or the Official Bulletin. The calls are issued by the Board of Directors of the issuers and, occasionally by the Statutory Auditors. The only information disclosed to stockholders is the Agenda for the meeting. Materials addressing some of the topics included in the Agenda are generally available at the offices of the issuer.

Stockholders’ meetings in Mexico are considered Ordinary, Extraordinary or Special depending on the topics that are submitted for approval.

Annual Ordinary Stockholders’ meetings are called for the purpose of: (i) approving the Annual Report of the Board of Directors to stockholders, which includes the audited Annual Financial Statements; (ii) declaring dividends; (iii) electing Directors and other Officers and (iv) approving the compensation to Directors and other Officers.

Extraordinary Stockholder meetings are called to address topics such as dissolution and liquidation of the corporation, increase or reduction of the capital stock, transformation, merger or spin-up, issuance of preferential stock or bonds and amendment to the issuers By-laws. Special meetings are called to adopt resolutions on issues that require a vote from a particular Series or Class of shares.

There is no proxy solicitation effort as in the United States of America. Typically, there is only one call approved by the Board of Directors or Statutory Auditors for each stockholders’ meeting.

III. Policies. (Principles)

A. The Adviser has the fiduciary obligation to vote at the stockholders’ meetings called by the issuers of securities held in the portfolio of its clients. It must be noted, though, that some portfolio holdings are of Series “A” shares which do not have voting power. In these cases, the Adviser only attends stockholders’ meetings as an observer.

B. The Adviser must exercise its voting authority in the best interests of its client and must not subrogate a client’s interest to its own.

C. The Adviser must monitor corporate events relating to issuers in which it has invested client assets and seek to obtain all relevant information about its investments for a client.

D. In accordance with the procedures specified below, the Adviser must identify the cases when it may be faced with a potential material conflict of interest in voting shares of portfolio investments in the best interest of its clients. A “material conflict of interest” may exist when the Adviser or its representatives knowingly does business or is otherwise associated with a particular issuer or closely affiliated entity of the issuer in which client assets are invested, which may appear to create a material conflict between the interests of the Adviser and the interests of the client in how proxies are voted. At this time, since the Fund is the Adviser’s only client, potential conflicts of interest could arise where affiliated persons of the Fund or the Adviser have a significant investment in the securities (5% or more of the outstanding securities), or are directors, officers or employees, of a given issuer in which the Fund is invested. Whether such a conflict is material will depend on the facts and circumstances involved.

E. If a potential material conflict of interest exists, the Adviser must exercise its voting authority after careful investigation and research of the issues involved in accordance with the procedures mentioned below. The Adviser could consult with third parties in the cases where the information available is insufficient to make a final judgment on how to vote the securities. In exceptional cases, the Adviser could make the determination that not voting the securities is, under the circumstances, in the best interest of its client.

IV. Proxy Voting Procedures.

A. The Adviser’s Compliance Officer (“Contralor Normativo”) will have the responsibility of monitoring corporate events of all of the issuers in a client’s investment portfolio. The Adviser’s Compliance Officer is responsible for (1) implementing and updating these policies and procedures; (2) overseeing the proxy voting process; (3) consulting with the portfolio manager for the relevant portfolio security; and (4) overseeing voting execution and recordkeeping.

B. The Adviser’s Compliance Officer will have the responsibility to obtain all necessary information on the issuer and on the topics included in the Agenda, once a call for any stockholders’ meeting is published in accordance with Mexican law.

C. The Adviser’s Compliance Officer will identify in which cases, in exercising voting rights, the Adviser could be faced with a potential material conflict of interest. When a material conflict of interest between the Adviser and a client appears to exist, the Adviser may choose among the following options to eliminate such conflict: (1) vote in accordance with these policies and procedures if it involves little or no discretion (i.e., if it is a routine matter); (2) vote as recommended by an independent third party, if available, which has no knowledge of the nature of the material conflict of interest or does not itself have a material conflict of interest; (3) erect information barriers around the person or persons making voting decisions sufficient to insulate the decision from the conflict; or (4) if possible, notify the client of the material conflict of interest and seek a waiver of the conflict.

D. The Adviser’s general voting philosophy is as follows:

1) Support existing management on votes on the financial statements of the issuer and the election of the Board of Directors;

2) Vote for the acceptance of the accounts unless there are grounds to suspect that either the accounts as presented or audit procedures used, do not present an accurate picture of company results; and

3) Support routine issues such as the appointment of independent auditors, allocation of income and the declaration of dividends.

E. If in the opinion of the Adviser’s Compliance Officer the matters included in the Agenda are of an extraordinary nature, or an Extraordinary or Special Meeting has been called, he will need to further investigate and analyze all the information and documentation on the subject matter that is available. In this process, he will consult with other officers of the Adviser, and the Adviser’s and client’s outside legal counsel if necessary, to reach a decision as to how to vote. Such matters will be voted on a case by case basis. Matters which are considered to be of an extraordinary nature include, but are not limited to, delisting of the securities of an issuer in which the Fund has invested from the Bolsa, mergers, spinoffs, and liquidation and dissolution involving an issuer in which the Fund has invested.

F. The Adviser may take a limited role in voting proxies, including abstention or not voting a proxy under the following circumstances:

(1) where the effect on stockholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant;

(2) where the costs of voting the proxy are prohibitive; and

(3) in some cases, if the securities are on loan.

V. Disclosure

A. The Adviser will disclose to the Fund and any other clients in the United States its Proxy Voting Policies and Procedures and provide a copy upon request.

B. The Adviser will provide all necessary information to the Fund, for compliance with its Form N-PX filing on a timely basis.

C. Upon written request from a client, the Adviser will make available a record of how the Adviser voted proxies relating to portfolio securities during the most recent twelve month period ended June 30.

VI. Records

A. The Adviser will maintain records of all proxies voted.

B. As required by Rule 204-2(c ), such records will include: (a) a copy of the Policies and Procedures; (b) a copy of any document created by the Adviser that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (c) each written request for proxy voting records and the Adviser’s written response to any client request for such records.

C. Proxy voting books and records will be maintained in an easily accessible place for a period of five years, the first two in an appropriate office of the Adviser.

VII. Review of Policies and Procedures

These policies and procedures will be subject to review on an annual basis, or more frequently, if deemed appropriate by the Adviser.

VIII. Effective Date

These Proxy Voting Policies and Procedures of the Adviser are effective as of June 19, 2003.

Item 8. [Reserved]

Item 9. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported on a timely basis.

(b) At the date of filing of this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no significant changes in the Registrant’s internal controls or in other factors that could significantly affect those controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10. Exhibits.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2 of the Investment Company Act of 1940, as amended, is filed as Exhibit 99.CERT.

(b) A certification of the principal executive officer and the principal financial officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is included as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE MEXICO FUND, INC.

By*	/s/ JOSÉ LUIS GÓMEZ PIMIENTA

José Luis Gómez Pimienta President and Principal Executive Officer

Date: December 19, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By*	/s/ JOSÉ LUIS GÓMEZ PIMIENTA

José Luis Gómez Pimienta President and Principal Executive Officer

Date: December 19, 2003

By*	/s/ ALBERTO OSORIO

Alberto Osorio Treasurer and Principal Financial Officer

Date December 19, 2003

*	Print the name and title of each signing officer under his or her signature.